EXHIBIT 1.2

AMALGAMATION APPLICATION AND NOTICE OF ARTICLES

BRITISH COLUMBIA
The Best Place on Earth

**Ministry of Finance**
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

**CERTIFIED COPY**
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
October 22, 2009

# Amalgamation Application

*FORM 13*
*BUSINESS CORPORATIONS ACT*
*Section 275*

| | |
|---|---|
| **FILING DETAILS:** | *Amalgamation Application for:* **TASMAN METALS LTD.** |
| | *Incorporation Number:* **BC0864416** |
| *Filed Date and Time:* | **October 22, 2009 10:26 AM Pacific Time** |
| *Recognition Date and Time:* | **October 22, 2009 10:26 AM Pacific Time as a result of an Amalgamation.** |

## AMALGAMATION APPLICATION

The amalgamated company is to adopt, as its name, the name of the following amalgamating company: TASMAN METALS LTD.. The Incorporation Number associated with this Company is: BC0800904.

## AMALGAMATION EFFECTIVE DATE:

The amalgamation is to take effect at the time that this application is filed with the Registrar.

## AMALGAMATING CORPORATION(S) INFORMATION

| Name of Amalgamating Corporation(s) | Incorporation Number in BC |
|---|---|
| AUSEX CAPITAL CORP. | BC0801421 |
| LUMEX CAPITAL CORP. | BC0779399 |
| TASMAN METALS LTD. | BC0800904 |

## AMALGAMATION STATEMENT

This amalgamation has been effected without court approval. A copy of all of the required affidavits under section 277(1) have been obtained and the affidavit obtained from each amalgamating company has been deposited in that company's records office.

## NOTICE OF ARTICLES

**Name of Company:**

TASMAN METALS LTD.

## REGISTERED OFFICE INFORMATION

**Mailing Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

**Delivery Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

## RECORDS OFFICE INFORMATION

**Mailing Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

**Delivery Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

## DIRECTOR INFORMATION

**Last Name, First Name, Middle Name:**
DeMare, Nick

**Mailing Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

**Delivery Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

---

**Last Name, First Name, Middle Name:**
Hudson, Michael

**Mailing Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

**Delivery Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

---

**Last Name, First Name, Middle Name:**
Henstridge, David A.

**Mailing Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

**Delivery Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

---

**Last Name, First Name, Middle Name:**
Saxon, Mark

**Mailing Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

**Delivery Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

---

**Last Name, First Name, Middle Name:**
Atkinson, Robert G.

**Mailing Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

**Delivery Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

## AUTHORIZED SHARE STRUCTURE

| | | | |
|---|---|---|---|
| 1. | No Maximum | Common Shares | Without Par Value<br><br>Without Special Rights or Restrictions attached |

BRITISH COLUMBIA
The Best Place on Earth

**Ministry of Finance**
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

**CERTIFIED COPY**
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
October 22, 2009

# Notice of Articles

*BUSINESS CORPORATIONS ACT*

*This Notice of Articles was issued by the Registrar on: October 22, 2009 10:26 AM Pacific Time*

*Incorporation Number:* **BC0864416**

*Recognition Date and Time: October 22, 2009 10:26 AM Pacific Time as a result of an Amalgamation*

## NOTICE OF ARTICLES

**Name of Company:**

TASMAN METALS LTD.

### REGISTERED OFFICE INFORMATION

**Mailing Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

**Delivery Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

### RECORDS OFFICE INFORMATION

**Mailing Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

**Delivery Address:**
1305 - 1090 WEST GEORGIA STREET
VANCOUVER BC V6E 3V7
CANADA

## DIRECTOR INFORMATION

**Last Name, First Name, Middle Name:**
DeMare, Nick

| **Mailing Address:** | **Delivery Address:** |
| --- | --- |
| 1305 - 1090 WEST GEORGIA STREET<br>VANCOUVER BC V6E 3V7<br>CANADA | 1305 - 1090 WEST GEORGIA STREET<br>VANCOUVER BC V6E 3V7<br>CANADA |

**Last Name, First Name, Middle Name:**
Hudson, Michael

| **Mailing Address:** | **Delivery Address:** |
| --- | --- |
| 1305 - 1090 WEST GEORGIA STREET<br>VANCOUVER BC V6E 3V7<br>CANADA | 1305 - 1090 WEST GEORGIA STREET<br>VANCOUVER BC V6E 3V7<br>CANADA |

**Last Name, First Name, Middle Name:**
Henstridge, David A.

| **Mailing Address:** | **Delivery Address:** |
| --- | --- |
| 1305 - 1090 WEST GEORGIA STREET<br>VANCOUVER BC V6E 3V7<br>CANADA | 1305 - 1090 WEST GEORGIA STREET<br>VANCOUVER BC V6E 3V7<br>CANADA |

**Last Name, First Name, Middle Name:**
Saxon, Mark

| **Mailing Address:** | **Delivery Address:** |
| --- | --- |
| 1305 - 1090 WEST GEORGIA STREET<br>VANCOUVER BC V6E 3V7<br>CANADA | 1305 - 1090 WEST GEORGIA STREET<br>VANCOUVER BC V6E 3V7<br>CANADA |

**Last Name, First Name, Middle Name:**
Atkinson, Robert G.

| **Mailing Address:** | **Delivery Address:** |
| --- | --- |
| 1305 - 1090 WEST GEORGIA STREET<br>VANCOUVER BC V6E 3V7<br>CANADA | 1305 - 1090 WEST GEORGIA STREET<br>VANCOUVER BC V6E 3V7<br>CANADA |

## AUTHORIZED SHARE STRUCTURE

| | | | |
| --- | --- | --- | --- |
| 1. | No Maximum | Common Shares | Without Par Value<br><br>Without Special Rights or Restrictions attached |